UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2022

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosures.

In connection with the expected listing of FS Credit Opportunities Corp.’s (the “Company”) common stock on a national securities exchange (the “Listing”) prior to the end of its third fiscal quarter on September 30, 2022, subject to market conditions and final board approval, on June 9, 2022, the Company is scheduled to hold a webinar providing an overview of the Company’s operating results for the quarter ended March 31, 2022 and an overview of the Listing using the attached presentation, a copy of which is attached hereto as Exhibit 99.1. There can be no assurance that the Company will be able to complete the Listing in the expected timeframe or at all.

An overview and frequently-asked-questions regarding the Listing is furnished as Exhibit 99.2. Except as may be required by federal securities laws, the Company undertakes no duty or obligation to update or revise the information contained in these exhibits. The Company expects to provide shareholders with additional details regarding the Listing in the coming weeks.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2022 annual meeting (the “2022 Annual Meeting”). On April 28, 2022, the Company filed a definitive proxy statement with the SEC in connection with any such solicitation of proxies from stockholders. Stockholders are strongly encouraged to read the proxy statement as it contains important information. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, are set forth in the proxy statement and any other materials filed with the SEC in connection with the 2022 Annual Meeting. Stockholders are able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Company’s website at https://fsinvestments.com/investments/all-investments/fsco/.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

Exhibit 99.1	FS Credit Opportunities Corp. Q1 2022 Performance Summary & Listing Overview

Exhibit 99.2	FS Credit Opportunities Corp. Listing Overview & FAQs

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: June 9, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary